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                                                                   EXHIBIT 10.37

                           SECOND AMENDED AND RESTATED
                    2004 WCA WASTE CORPORATION INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (this "Agreement") is dated and effective as of _________, 20__ (the "Grant Date"), between WCA Waste Corporation, a Delaware corporation (the "Company"), and _______________ ("Optionee").

                                    RECITALS

     1. The Company has adopted the Second Amended and Restated 2004 WCA Waste Corporation Incentive Plan (the "Plan"), which permits the grant of, among other things, [Non-Qualified] [Non-Employee Director] [Incentive] Options ("Options") to purchase shares of the Company's common stock ("Common Stock") to [Employees] [Non-Employee Directors] [Consultants] of the Company and its Affiliates.

     2. Optionee is [an Employee] [a Non-Employee Director] [a Consultant] of [an Affiliate of] the Company, and the Company wants to issue Options to Optionee.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    AGREEMENT

     Section 1. DEFINITIONS. Each capitalized term used and not otherwise defined herein shall have the meaning ascribed to such term in the Plan.

     Section 2. GRANT OF OPTIONS. The Company hereby grants to Optionee [Non-Qualified] [Non-Employee Director] [Incentive] Options to purchase up to _________ shares of Common Stock at an exercise price of $_______ per share. Subject to the provisions of Section 3 of this Agreement and all other applicable provisions of the Plan, the Options granted by this Section 2 may be exercised in whole or in part, as provided by the Plan, on or before ___________, 20___.

     Section 3. VESTING. Subject to the further provisions of the Plan, the Options shall vest and become exercisable in accordance with the following schedule:

          Grant Date                    _____________ shares
          1st Anniversary of Grant Date _____________ shares 2nd Anniversary of Grant Date _____________ shares 3rd Anniversary of Grant Date _____________ shares

     Section 4. PLAN GOVERNS. Optionee hereby acknowledges receipt of a copy the Plan. This Agreement and the Options granted under this Agreement are in all respects governed by and subject to the terms and conditions of the Plan, which is incorporated by reference into

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this Agreement as if it had been repeated word-for-word in this Agreement. In the event of any conflict between any provision of this Agreement and any provision of the Plan, the provision of the Plan shall govern.

     EXECUTED EFFECTIVE as of the date set forth above:

                                        COMPANY:

                                        WCA WASTE CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ACCEPTED:

OPTIONEE:


-------------------------------------
       [Signature of Optionee]


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